Regulation and Rates	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Regulation And Rates [Abstract]
Regulation and Rates

(6) Regulation and Rates

On June 25, 2013, the Washington Commission approved PSE’s electric and natural gas decoupling mechanism and expedited rate filing (ERF) tariff filings, effective July 1, 2013. The allowed decoupling revenue per customer for the recovery of delivery system costs will subsequently increase by 3.0% for the electric customers and 2.2% for the gas customers on January 1 of each year, until the conclusion of PSE’s next general rate case (GRC). Rate increases are subject to a cap of 3.0% of total revenue for customers.

The ERF filings also provided for the collection of property taxes through a property tax tracker mechanism. The property tax rate tracker will initially produce no incremental revenue, but is intended to reduce regulatory lag associated with the recovery of future increases in property tax expenses.

On July 24, 2013, the Public Counsel Division of the Washington State Attorney General’s Office (Public Counsel) and the Industrial Customers of Northwest Utilities each filed a petition in Thurston County Superior Court (the Court) seeking judicial reviews of various aspects of the Washington Commission’s ERF and decoupling mechanism final order. In its order, the Washington Commission approved a weighted cost of capital of 7.77% and a capital structure that included 48.0% common equity with a return on equity of 9.8%. Following an appeal and remand, the Washington Commission issued a final order on remand on June 29, 2015, in which it found that 9.8% is a reasonable return on equity for PSE for the term of the rate plan, taking decoupling and other relevant factors into account.

On April 24, 2014, the Washington Commission approved PSE’s request to change rates under its electric and natural gas decoupling mechanism, effective May 1, 2014. The rate change incorporated the effects of an increase to the allowed delivery revenue per customer as well as true-ups to the rate from the prior year. This represents a rate increase for electric customers of $10.6 million, or 0.5% annually, and a rate decrease for natural gas customers of $1.0 million, or 0.1% annually.

On April 24, 2014, the Washington Commission approved PSE’s request to change rates under its electric and natural gas property tax tracker mechanism, effective May 1, 2014. The rate change incorporated the effects of an increase in the amount of property taxes paid as well as true-ups to the rate from the prior year. This represents a rate increase for electric customers of $11.0 million, or 0.5% annually, and a rate increase for natural gas customers of $5.6 million, or 0.6% annually.

On April 24, 2014, the Washington Commission also approved PSE’s request to change rates under its electric and natural gas conservation riders, effective May 1, 2014. The rate change incorporated the effects of changes in the annual conservation budgets as well as true-ups to the rate from the prior year. The rate change represents a rate increase for electric customers of $12.2 million, or 0.6% annually, and a rate increase for natural gas customers of $0.3 million.

On October 30, 2014, the Washington Commission approved the PGA natural gas tariff which proposed to reflect changes in wholesale gas and pipeline transportation costs and changes in deferral amortization rates. The impact of PGA rates is an annual revenue increase of $23.3 million, or 2.5%, with no impact on net operating income.

On November 3, 2014, the Washington Commission issued an order approving the settlement of the power cost only rate case (PCORC) which was filed on May 23, 2014. The original filing proposed a decrease of $9.6 million (or an average of approximately 0.5%) in the Company’s overall power supply costs. PSE filed joint testimony supporting a settlement stipulation. Customer rates decreased by approximately $19.4 million, or 0.9% annually, as a result of the settlement, effective December 1, 2014.

On March 26, 2015, PSE filed a request with the Washington Commission to change rates under its electric and natural gas property tax tracker mechanism, effective May 1, 2015. PSE filed a substitute filing with the Washington Commission on April 15, 2015 for the electric property tax tracker mechanism. The proposed rate change incorporates the effects of an increase to property taxes paid, as well as true-ups to the rate from the prior year. This represents a rate increase for electric customers of $6.5 million, or 0.3% annually. PSE made a subsequent substitute natural gas filing with the Washington Commission on May 1, 2015, which changed the rate effective date to June 1, 2015, and represented a rate decrease for natural gas customers of $2.3 million, or 0.2% annually.

On August 7, 2015 the Washington Commission issued an order approving the settlement proposing changes to the PCA mechanism. The settlement agreement will not take effect until January 1, 2017. Key components of the settlement will include the following changes to the PCA mechanism:

	Company’s Share		Customers’ Share
Annual Power Cost Variability	Over	Under	Over	Under
+/- $17 million	100%	100%	—%	—%
+/- $17 million—$40 million	35	50	65	50
+/- $40+ million	10	10	90	90

•	Reducing the cumulative deferral trigger for surcharge or refund from $30.0 million to $20.0 million;

•	Removing fixed production costs from the PCA mechanism and placing them in the decoupling mechanism if the decoupling mechanism continues as part of the next GRC;

•	Suspending the requirement that a GRC must be filed within three months after rates are approved in a PCORC, and agreeing, for a five-year period, that PSE will not file a GRC or PCORC within six months of the date that rates go into effect for a PCORC filing; and

•	Establishing a five-year moratorium on changes to the PCA/PCORC.

On April 22, 2015, the Washington Commission approved PSE’s request to change rates under its electric and natural gas decoupling mechanism, effective May 1, 2015. As part of this filing, PSE also requested to change the methodology of how decoupling deferrals are calculated going forward and adjust deferrals calculated in 2014. The change was done to ensure that the amortization of prior years’ accumulated decoupling deferrals were not included in the calculation of the current year decoupling deferrals. The effect of the methodology change was a reduction of approximately $12.0 million previously recognized revenue from May through December of 2014. The overall changes represent a rate increase for electric customers of $53.8 million, or 2.6% annually, and a rate increase for natural gas customers of $22.0 million, or 2.1% annually, effective May 1, 2015. In addition, PSE exceeded the earnings test threshold for its natural gas business in 2014. As a result, PSE recorded a reduction in natural gas decoupling deferral and revenue of $1.3 million. This was reflected as a reduction to the natural gas rate increases noted above. As noted earlier, the Company is also limited to a 3.0% annual decoupling related cap on increases in total revenue. This limitation was triggered for certain rate classes. The resulting amount of deferral that was not included in the 2015 rate increase is $1.9 million for electric revenue and $8.2 million for natural gas revenue that was accrued through December 31, 2014. These amounts may be included in customer rates beginning in May 2016, subject to subsequent application of the earnings test and the 3.0% cap on decoupling related rate increases.

On September 18, 2015, PSE filed the PGA natural gas tariff which proposed to reflect changes in wholesale gas and pipeline transportation costs and changes in deferral amortization rates. The impact of PGA rates is an annual revenue decrease of $185.9 million, or 17.4%, with no impact on net operating income.

(3) Regulation and Rates

Regulatory Assets and Liabilities

ASC 980 requires PSE to defer certain costs that would otherwise be charged to expense, if it is probable that future rates will permit recovery of such costs. It similarly requires deferral of revenues or gains and losses that are expected to be returned to customers in the future.

Below is a chart with the allowed return on the net regulatory assets and liabilities and the associated time periods:

Period	Rate of Return	After-Tax Return
July 1, 2013 - present	7.77%	6.69%
May 14, 2012 - June 30, 2013	7.80	6.71
April 8, 2010 - May 13, 2012	8.10	6.90

The net regulatory assets and liabilities at December 31, 2014 and 2013 included the following:

Puget Sound Energy	Remaining Amortization Period		December 31,
(Dollars in Thousands)			2014	2013
PGA deferral of unrealized losses on derivative instruments		(a)	$69,280	$27,555
Chelan PUD contract initiation	16.8 Years		119,316	126,404
Storm damage costs electric	1 to 4 years		118,824	116,328
Environmental remediation		(a)	66,018	57,342
Baker Dam licensing operating and maintenance costs	44 years		61,577	57,270
Snoqualmie licensing operating and maintenance costs	30 years		9,202	10,881
Colstrip common property	9.5 years		6,764	7,479
Deferred income taxes		(a)	94,913	146,350
Deferred Washington Commission AFUDC	35 years		53,709	55,495
Energy conservation costs	1 to 2 years		42,374	35,987
Unamortized loss on reacquired debt	1 to 21.5 years		35,667	37,832
White River relicensing and other costs	17.9 years		26,685	28,190
Mint Farm ownership and operating costs	10.3 years		20,320	22,320
Investment in Bonneville Exchange power contract	2.5 years		8,816	12,343
Ferndale	4.8 years		19,232	22,811
Lower Snake River	1.3 to 22.3 years		86,275	92,924
Snoqualmie	3.8 years		6,798	8,009
Property tax tracker	Less than 2 years		32,253	22,134
PGA receivable	1 year		21,073	—
PCA mechanism		(a)	4,623	—
Electron unrecovered loss	4 years		14,008	—
Decoupling under-collection	Less than 2 years		55,363	—
Various other regulatory assets	Varies		14,312	8,078

Total PSE regulatory assets			$987,402	$895,732

Cost of removal		(b)	$(313,088)	$(269,536)
Production tax credits		(c)	(93,616)	(93,618)
PGA payable	1 year		—	(5,938)
PCA mechanism		(a)	—	(5,345)
Decoupling over-collection	Less than 2 years		(12,582)	(20,535)
Summit purchase option buy-out	5.8 years		(9,188)	(10,763)
Deferred gain on Jefferson County sale	Less than 1 year		(4,731)	(60,844)
Deferred credit on Biogas sale	1 year		(1,445)	(10,908)
Deferred credit on gas pipeline capacity	Varies up to 3.8 years		(3,564)	(4,508)
Renewable energy credits	1 year		(2,383)	(5,820)
Treasury grants	5 to 44 years		(180,496)	(203,889)
Deferral of treasury grant amortization	Less than 4 years		(8,197)	—
Various other regulatory liabilities	Up to 4 years		(6,092)	(5,755)

Total PSE regulatory liabilities			$(635,382)	$(697,459)

PSE net regulatory assets (liabilities)			$352,020	$198,273

(a)	Amortization periods vary depending on timing of underlying transactions or awaiting regulatory approval in a future Washington Commission rate proceeding.
(b)	The balance is dependent upon the cost of removal of underlying assets and the life of utility plant.
(c)	Amortization will begin once PTCs are utilized by PSE on its tax return.

Puget Energy	Remaining Amortization Period		December 31,
(Dollars in Thousands)			2014	2013
Total PSE regulatory assets		(a)	$987,402	$895,732
Puget Energy acquisition adjustments:
Regulatory assets related to power contracts	1 to 22 years		29,816	33,753
Various other regulatory assets	Varies		561	517

Total Puget Energy regulatory assets			$1,017,779	$930,002

Total PSE regulatory liabilities		(a)	$(635,382)	$(697,459)
Puget Energy acquisition adjustments:
Regulatory liabilities related to power contracts	1 to 37 years		(391,389)	(443,065)
Various other regulatory liabilities	Varies		(2,820)	(2,884)

Total Puget Energy regulatory liabilities			$(1,029,591)	$(1,143,408)

Puget Energy net regulatory asset (liabilities)			$(11,812)	$(213,406)

(a)	Puget Energy’s regulatory assets and liabilities include purchase accounting adjustments under ASC 805 as a result of the merger.

If the Company determines that it no longer meets the criteria for continued application of ASC 980, the Company would be required to write off its regulatory assets and liabilities related to those operations not meeting ASC 980 requirements. Discontinuation of ASC 980 could have a material impact on the Company’s financial statements.

In accordance with guidance provided by ASC 410, “Asset Retirement and Environmental Obligations,” PSE reclassified from accumulated depreciation to a regulatory liability $313.1 million and $269.5 million in 2014 and 2013, respectively, for the cost of removal of utility plant. These amounts are collected from PSE’s customers through depreciation rates.

Electric Regulation and Rates

Storm Damage Deferral Accounting

The Washington Commission issued a general rate case order that defined deferrable catastrophic/extraordinary losses and provided that costs in excess of $8.0 million annually may be deferred for qualifying storm damage costs that meet the modified IEEE outage criteria for system average interruption duration index. In 2014 and 2013, PSE incurred $29.7 million and $9.4 million, respectively, in storm-related electric transmission and distribution system restoration costs, of which $18.0 million was deferred in 2014 and no amount was deferred in 2013.

Power Cost Only Rate Case

Power Cost Only Rate Case (PCORC), a limited-scope proceeding, was approved in 2002 by the Washington Commission to periodically reset power cost rates. In addition to providing the opportunity to reset all power costs, the PCORC proceeding also provides for timely review of new resource acquisition costs and inclusion of such costs in rates at the time the new resource goes into service. To achieve this objective, the Washington Commission has used an expedited six-month PCORC decision timeline rather than the statutory 11-month timeline for a general rate case.

On October 23, 2013, the Washington Commission approved an update on the Company’s PCORC, effective November 1, 2013, which reflected decreases in the overall normalized power supply costs. This resulted in an estimated revenue decrease of $10.5 million or 0.5% annually.

On November 3, 2014 the Washington Commission issued an order on the settlement of the PCORC which PSE filed on May 23, 2014. The original filing proposed a decrease of $9.6 million (or an average of approximately 0.5%) in the Company’s overall power supply costs. PSE filed joint testimony supporting a settlement stipulation. Customer rates decreased by approximately $19.4 million or 0.90% annually, as a result of the settlement, effective December 1, 2014.

Electric Rate Case

On April 24, 2014, the Washington Commission approved PSE’s request to change rates under its electric and natural gas decoupling mechanism, effective May 1, 2014. The rate change incorporated the effects of an increase to the allowed delivery revenue per customer as well as true-ups to the rate from the prior year. This represents a rate increase for electric of $10.6 million, or 0.5% annually, and a rate decrease for natural gas of $1.0 million, or 0.1% annually.

On April 24, 2014, the Washington Commission approved PSE’s request to change rates under its electric and natural gas property tax tracker mechanism, effective May 1, 2014. The rate change incorporated the effects of an increase in the amount of property taxes paid as well as true-ups to the rate from the prior year. This represents a rate increase for electric of $11.0 million, or 0.5% annually, and a rate increase for natural gas of $5.6 million, or 0.6% annually.

On April 24, 2014, the Washington Commission also approved PSE’s request to change rates under its electric and natural gas conservation riders, effective May 1, 2014. The rate change incorporated the effects of changes in the annual conservation budgets as well as true-ups to the rate from the prior year. The rate change represents a rate increase for electric of $12.2 million, or 0.5% annually, and a rate increase for natural gas of $0.3 million.

On November 3, 2014 the Washington Commission approved PSE’s 2014 PCORC. The original filing proposed a decrease of $9.6 million (or an average of approximately 0.5%) in the Company’s overall power supply costs with an effective date of December 1, 2014. PSE filed joint testimony supporting a settlement stipulation. Customer rates decreased by approximately $19.4 million or 0.90% as a result of the settlement, effective December 1, 2014.

On June 25, 2013, the Washington Commission approved PSE’s electric and natural gas decoupling mechanism and expedited rate filing (ERF) tariff filings, effective July 1, 2013. The estimated revenue impact of the decoupling mechanism for electric is an increase of $21.4 million, or 1.0% annually. The estimated revenue impact of the ERF filings for electric is an increase of $30.7 million, or 1.5% annually. In its order, the Washington Commission approved a weighted cost of capital of 7.8% and a capital structure that included 48.0% common equity with a return on equity of 9.8%. Subsequently, certain parties to this proceeding petitioned the Washington Commission to reconsider the order. On December 13, 2013, the Washington Commission approved the settlement agreements for rates effective January 1, 2014. These settlement agreements do not materially change the revenues originally approved in June 2013.

On July 24, 2013, the Public Counsel Division of the Washington State Attorney General’s Office (Public Counsel) and the Industrial Customers of Northwest Utilities (ICNU) each filed a petition in Thurston County Superior Court (the Court) seeking judicial reviews of various aspects of the Washington Commission’s ERF and decoupling mechanism final order. The parties’ petition argues that the order violates various procedural and substantive requirements of the Washington Administrative Procedure Act, and so requests that it be vacated and that the matter be remanded to the Washington Commission. Oral arguments regarding this matter were held on May 9, 2014. On June 25, 2014, the court issued a letter decision in which it affirmed the attrition adjustment (escalating factors referred to as the K-Factor) and the Washington Commission’s decision not to consider the case as a general rate case, but reversed and remanded the cost of equity for further adjudication consistent with the court’s decision. As a result, there will be evidentiary proceedings regarding Return on Equity (ROE) in February 2015 with an order anticipated in the first half of 2015.

On May 7, 2012, the Washington Commission issued its order in PSE’s electric general rate case filed in June 2011, approving a general rate increase for electric customers of $63.3 million or 3.2% annually. The rate increases for electric customers became effective May 14, 2012. In its order, the Washington Commission approved a weighted cost of capital of 7.8% and a capital structure that included 48.0% common equity with a return on equity of 9.8%. PSE’s requested treatment of the prepayments made to Bonneville Power Administration (BPA), filed in May 2010, was approved in the order. The final order rejected PSE’s proposed conservation savings adjustment. Finally, a new rate rider for RECs was proposed by settlement of electric parties and approved by the Washington Commission in the final order.

The following table sets forth electric rate adjustments approved by the Washington Commission and the corresponding impact on PSE’s revenue based on the effective dates:

Type of Rate Adjustment	Effective Date	Average Percentage Increase (Decrease) in Rates	Increase (Decrease) in Revenue (Dollars in Millions)
PCORC	December 1, 2014	(0.9)%	$(19.4)
Conservation Rider	May 1, 2014	0.5%	12.2
Decoupling Rate Filing	May 1, 2014	0.5	10.6
Property Tax Tracker	May 1, 2014	0.5	11.0
PCORC	November 1, 2013	0.5	10.5
Decoupling Rate Filing	July 1, 2013	1.0	21.4
Expedited Rate Filing	July 1, 2013	1.5	30.7
Electric General Rate Case	May 14, 2012	3.2	63.3

In addition, PSE will be increasing the allowed delivery revenue per customer under the decoupling filing by 3.0% for electric customers on January 1 of each year until the conclusion of PSE’s next general rate case.

Accounting Orders and Petitions

On November 27, 2013, the Washington Commission issued an order authorizing PSE to provide the net proceeds from the sale of natural gas supply produced from a landfill-gas recovery project in King County (Biogas) prior to October 31, 2013 as a bill credit to customers over a one-year period in its RECs adjusting price schedule which became effective January 1, 2014. Additionally, the Washington Commission order authorized that all net proceeds from Biogas produced after October 31, 2013 plus the internal labor needed to obtain the net proceeds is reflected as a PSE below-the-line item (i.e., not included in the revenues and expenses considered when setting electric customer rates) and excluded from utility operations.

PSE completed the sale of its electric infrastructure assets located in Jefferson County and the transition of electrical services in the county to JPUD on March 31, 2013. The proceeds from the sale exceeded the transferred assets’ net carrying value of $46.7 million resulting in a pre-tax gain of approximately $60.0 million. In its 2010 order on the subject, the Washington Commission stated that PSE must file an accounting and ratemaking petition with the Washington Commission to determine how this gain will be allocated between customers and shareholders. As a result, the gain was deferred and recorded as a regulatory liability pending the Washington Commission’s determination of the accounting and ratemaking treatment. On October 31, 2013, PSE filed an accounting petition for a Washington Commission order that would authorize PSE to retain the gain of $45.0 million and return $15.0 million to its remaining customers over a period of 48 months. On March 28, 2014, intervenors filed response testimonies containing their respective proposals for allocation of the gain, which included a proposal of up to $57.0 million to customers and $3.0 million to PSE. A final order was rendered on September 11, 2014 authorizing PSE to retain $7.5 million of the gain and return $52.7 million to customers. The customer portion is booked to a regulatory liability account in other current liabilities and accruing interest at PSE’s after-tax rate of return. PSE and the parties to the case filed a joint motion to amend the final order to allow for the customer portion to be paid to customers through a bill credit in the month of December 2014. The Commission granted the joint motion on October 1, 2014.

PCA Mechanism

In 2002, the Washington Commission approved a PCA mechanism that provides for a rate adjustment process if PSE’s costs to provide customers’ electricity vary from a baseline power cost rate established in a rate proceeding. All significant variable power supply cost variables (hydroelectric and wind generation, market price for purchased power and surplus power, natural gas and coal fuel price, generation unit forced outage risk and transmission cost) are included in the PCA mechanism.

The PCA mechanism apportions increases or decreases in power costs, on a calendar year basis, between PSE and its customers on a graduated scale.

The graduated scale is as follows:

Annual Power Cost Variability	Customers’ Share	Company’s Share
+/- $20 million	0%	100%
+/- $20 million - $40 million	50%	50%
+/- $40 million - $120 million	90%	10%
+/- $120 + million	95%	5%

Treasury Grant

Section 1603 of the American Recovery and Reinvestment Tax Act of 2009 (Section 1603) authorizes the United States Department of the Treasury (U.S. Treasury) to make grants (Treasury Grants) to taxpayers who place specified energy property in service provided certain conditions are met. Section 1603 precludes a recipient from claiming PTCs on property for which a grant is claimed.

PSE received two treasury grants with a total amount of $107.9 million, related to Baker and Snoqualmie hydro facilities. These grants have been accounted as a reduction to utility plant and will be amortized over the life of the plant based on the Washington Commission authorization.

The Wild Horse Wind Project (Wild Horse) expansion facility was placed into service on November 9, 2009. The capacity of the Wild Horse facility was expanded from 229 megawatts (MW) to 273 MW through the addition of wind turbines. In February 2010, the U.S. Treasury approved a Treasury Grant of $28.7 million. The 343 MW Lower Snake River facility was placed into service on February 29, 2012. In December 2012, the U.S. Treasury approved a Treasury Grant of $205.3 million.

On February 29, 2012, PSE filed proposed tariff revisions, with stated effective dates of April 1, 2012, and subsequently revised by filing on March 29, 2012 with stated effective dates of June 1, 2012, to pass-through $2.4 million in interest on the unamortized balance of the Wild Horse Expansion Treasury Grant. On June 26, 2012, the Washington Commission approved PSE’s methods and calculations and new rates became effective on July 3, 2012.

On January 31, 2013, the Washington Commission approved a rate change to the PSE’s Federal Incentive Tracker tariff, effective February 1, 2013, which incorporated the effects of the Treasury Grant related to the Lower Snake River wind generation project and keeping the ten year amortization period and inclusion of interest on the unamortized balance of the grants. The rate change passed through 11 months of amortization for both grants to eligible customers over 11 months beginning February 1, 2013. Of the total credit, $34.6 million represents the pass-back of grant amortization and $23.8 million represents the pass through of interest. This represents an overall average rate decrease of 2.8%.

On December 27, 2013, the Washington Commission approved the annual true-up and rate filing to the PSE’s Federal Incentive Tracker tariff, effective January 1, 2014. The true-up filing resulted in a total credit of $58.5 million to be passed back to eligible customers over the twelve months beginning January 1, 2014. Of the total credit, $37.8 million represents the pass-back of grant amortization and $20.6 million represents the pass through of interest, in addition to a minor true-up associated with the 2013 rate period. This filing represents an overall average rate increase of 0.3%.

Gas Regulation and Rates

Gas General Rate Cases and Other Filings Affecting Rates

On May 7, 2012, the Washington Commission issued its order in PSE’s natural gas general rate case filed in June 2011, approving a general rate increase for natural gas customers of $13.4 million, or 1.3% annually. The rate increases for natural gas customers became effective May 14, 2012. In its order, the Washington Commission approved a weighted cost of capital of 7.8% and a capital structure that included 48.0% common equity with a return on equity of 9.8%.

On June 1, 2012, PSE filed with the Washington Commission a petition seeking an Accounting Order authorizing PSE to change the existing natural gas conservation tracker mechanism into a rider mechanism to be consistent with the electric conservation program recovery. The accounting petition requested the ability to recover the costs associated with the Company’s current gas conservation programs via transfers from amounts deferred for the over-recovery of commodity costs in the Company’s PGA mechanism. The Commission granted PSE’s accounting petition on June 28, 2012. The approved accounting petition resulted in an increase to gas conservation revenues of $6.9 million and an increase to conservation amortization expense of $6.6 million.

On June 25, 2013, the Washington Commission approved PSE’s electric and natural gas decoupling mechanism and ERF tariff filings, effective July 1, 2013. The estimated revenue impact of the decoupling mechanism for natural gas is an increase of $10.8 million, or 1.1% annually. The estimated revenue impact of the ERF filings for natural gas is a decrease of $2.0 million, or a decrease of 0.2% annually. In its order, the Washington Commission approved a weighted cost of capital of 7.8% and a capital structure that included 48.0% common equity with a return on equity of 9.8%.

Subsequently, certain parties to this proceeding petitioned the Washington Commission to reconsider the order. On December 13, 2013, the Washington Commission approved a series of settlement agreements for rates effective January 1, 2014. These settlement agreements do not materially change the revenues originally approved in June 2013. As a result, certain high volume natural gas industrial customers rate schedules are excluded from the decoupling mechanism and will be subject to certain effects of abnormal weather, conservation impacts and changes in customer usage patterns.

On July 24, 2013, the Public Counsel Division of the Washington State Attorney General’s Office (Public Counsel) and the Industrial Customers of Northwest Utilities (ICNU) each filed a petition in Thurston County Superior Court (the Court) seeking judicial review of various aspects of the Washington Commission’s ERF and decoupling mechanism final order. The parties’ petition argues that the order violates various procedural and substantive requirements of the Washington Administrative Procedure Act, and so requests that it be vacated and that the matter be remanded to the Washington Commission. Oral arguments regarding this matter were held on May 9, 2014. On June 25, 2014, the court issued a letter decision in which it affirmed the attrition adjustment K-Factor and the Washington Commission’s decision not to consider the case as a general rate case, but reversed and remanded the cost of equity for further adjudication consistent with the court’s decision. As a result, there will be evidentiary proceedings regarding ROE in February 2015 with an order anticipated in the first half of 2015.

Purchased Gas Adjustment

PSE has a PGA mechanism in retail natural gas rates to recover variations in natural gas supply and transportation costs. Variations in natural gas rates are passed through to customers; therefore, PSE’s net income is not affected by such variations. Changes in the PGA rates affect PSE’s revenue, but do not impact net operating income as the changes to revenue are offset by increased or decreased purchased gas and gas transportation costs.

On October 30, 2014, the Washington Commission approved the PGA natural gas tariff which proposed to reflect changes in wholesale gas and pipeline transportation costs and changes in deferral amortization rates. The impact of PGA rates is an annual revenue decrease of $23.3 million , or 2.5% annually, with no impact on net operating income.

On October 30, 2013, the Washington Commission approved PSE’s PGA natural gas tariff, effective on November 1, 2013, which reflected changes in wholesale gas and pipeline transportation costs and changes in deferral amortization rates. The estimated revenue impact of the approved change is an increase of $4.0 million, or 0.4% annually, with no impact on net operating income.

On October 31, 2012, the Washington Commission approved PSE’s PGA natural gas tariff filing and allowed the rates to go into effect on November 1, 2012 on a temporary basis subject to revision. The rates resulted in a decrease to the rates charged to customers under the PGA. On May 1, 2013, the Washington Commission approved the proposed rates and allowed them to be made permanent. The estimated revenue impact of the approved change is a decrease of $77.0 million, or 7.7% annually, with no impact on net operating income.

The following table sets forth natural gas rate adjustments that were approved by the Washington Commission and the corresponding impact to PSE’s annual revenue based on the effective dates:

Type of Rate Adjustment	Effective Date	Average Percentage Increase (Decrease) in Rates	Annual Increase (Decrease) in Revenue (Dollars in Millions)
Purchased Gas Adjustment	November 1, 2014	(2.5)%	$(23.3)
Decoupling Rate Filing	May 1, 2014	(0.1)	(1.0)
Purchased Gas Adjustment	November 1, 2013	0.4	4.0
Decoupling Rate Filing	July 1, 2013	1.1	10.8
Expedited Rate Filing	July 1, 2013	(0.2)	(2.0)
Purchased Gas Adjustment	November 1, 2012	(7.7)	(77.0)
Natural Gas General Rate Case	May 14, 2012	1.3	13.4
Purchased Gas Adjustment	November 1, 2011	(4.3)	(43.5)
Natural Gas General Tariff Adjustment	April 1, 2011	1.8	19.0

In addition, PSE will be increasing the allowed delivery revenue per customer under the decoupling filing by 2.2% for natural gas customers on January 1 of each year until the conclusion of PSE’s next general rate case.

Environmental Remediation

The Company is subject to environmental laws and regulations by the federal, state and local authorities and is required to undertake certain environmental investigative and remedial efforts as a result of these laws and regulations. The Company has been named by the Environmental Protection Agency (EPA), the Washington State Department of Ecology and/or other third parties as potentially responsible at several contaminated sites and manufactured gas plant sites. PSE has implemented an ongoing program to test, replace and remediate certain underground storage tanks (UST) as required by federal and state laws. The UST replacement component of this effort is finished, but PSE continues its work remediating and/or monitoring relevant sites. During 1992, the Washington Commission issued orders regarding the treatment of costs incurred by the Company for certain sites under its environmental remediation program. The orders authorize the Company to accumulate and defer prudently incurred cleanup costs paid to third parties for recovery in rates established in future rate proceedings, subject to Washington Commission review. The Washington Commission consolidated the gas and electric methodological approaches to remediation and deferred accounting in an order issued October 8, 2008. Per the guidance of ASC 450, “Contingencies,” the Company reviews its estimated future obligations and will record adjustments, if any, on a quarterly basis. Management believes it is probable and reasonably estimable that the impact of the potential outcomes of disputes with certain property owners and other potentially responsible parties will result in environmental remediation costs of $35.4 million for gas and $5.7 million for electric. The Company believes a significant portion of its past and future environmental remediation costs are recoverable from insurance companies, from third parties or from customers under a Washington Commission order. The Company is also subject to cost-sharing agreements with third parties regarding environmental remediation projects in Seattle, Washington and Bellingham, Washington. The Company has taken the lead for both projects. As of December 31, 2014, the Company’s share of future remediation costs is estimated to be approximately $25.2 million. The Company’s deferred electric environmental costs are $13.4 million, $12.3 million, and $10.9 million at December 31, 2014, 2013 and 2012, respectively, net of insurance proceeds. The Company’s deferred natural gas environmental costs are $52.6 million, $45.1 million, and $66.4 million at December 31, 2014, 2013 and 2012, respectively, net of insurance proceeds.